                                                                 Exhibit 10.5(E)

                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
January 31, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-A Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as master servicer of the Banc of America Funding 2006-A Trust,
Countrywide Home Loans, Inc. (the "Company"), and Countrywide Home Loans
Servicing LP ("Countrywide").

     WHEREAS, pursuant to (i) that certain Master Mortgage Loan Purchase and
Servicing Agreement, dated as of April 1, 2003, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation
("BAMCC")), as purchaser, and the Company, as seller, (ii) that certain
Amendment No. 1, dated as of June 1, 2003, by and among BAMCC, the Company and the Assignor, (iii) that certain Amendment No. 2, dated as of September 1, 2004, by and among BAMCC, the Company and the Assignor, (iv) that certain Amendment
Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement (the
"Amendment Reg AB"), dated as of January 1, 2006, by and between the Company and the Assignor, (v) that certain Purchase Confirmation, dated as of May 25, 2005, by and between the Company and the Assignor, (vi) that certain Purchase
Confirmation, dated as of June 24, 2005, by and between the Company and the
Assignor, (vii) that certain Purchase Confirmation, dated as of July 25, 2005, by and between the Company and the Assignor, (viii) that certain Purchase
Confirmation, dated as of September 29, 2005, by and between the Company and the
Assignor, (ix) that certain Purchase Confirmation, dated as of November 16,
2005, by and between the Company and the Assignor and (x) that certain Purchase
Confirmation, dated as of December 29, 2005, by and between the Company and the
Assignor (collectively, the "Purchase and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from the Company;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee;

     WHEREAS, on the date hereof, the Company is transferring all of its right, title and interest in and to the servicing of the Mortgage Loans to Countrywide;
and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the
Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities
Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreement, and the mortgage loans delivered under such agreement by Countrywide to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreement other than the Mortgage Loans.

     2. The Company hereby grants, transfers and assigns to Countrywide all of the right, title and interest of the Company in, to and under the servicing rights under the Purchase and Servicing Agreement as it relates to the mortgage loans and only the mortgage loans delivered under such agreement by Countrywide to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").
The parties hereto acknowledge that Countrywide shall service the Mortgage Loans on behalf of the Company in accordance with the Purchase and Servicing Agreement from the date hereof. Countrywide hereby assumes all of the Company's obligations and duties under the Purchase and Servicing Agreement as it relates to the Mortgage Loans from and after the date hereof. The Company specifically reserves and does not assign to Countrywide any right, title and interest in, to or under (i) the Purchase and Servicing Agreement as it relates to any mortgage loans other than the Mortgage Loans or (ii) any mortgage loans subject to the
Purchase and Servicing Agreement other than the Mortgage Loans. Notwithstanding the foregoing, it is understood that the Company is not released from liability to the Assignor, or its permitted successors and assigns, for any breaches of any representations, warranties or covenants made by the Company in the Purchase and Servicing Agreement prior to the date hereof.

     3. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a.   The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b.   The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Countrywide with respect to the Purchase and Servicing Agreement or the Mortgage Loans;

     c.   The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing
          Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing
          Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and
          Servicing Agreement or the Mortgage Loans; and

     d.   Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
          Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the
          Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the
          Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     4. From and after the date hereof, Countrywide shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 8.07 of the Purchase and Servicing
Agreement, shall service the Mortgage Loans pursuant to the Purchase and
Servicing Agreement, as modified by Section 10 hereof, for the benefit of the
Assignee.

     5. Countrywide hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling
Agreement, and therefore has the right to enforce all obligations of Countrywide as they relate to the Mortgage Loans, under the Purchase and Servicing
Agreement, including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase and
Servicing Agreement to monitor and enforce the obligations of Countrywide thereunder, the right to terminate Countrywide under the Purchase and Servicing
Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Countrywide under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Countrywide under the Purchase and Servicing
Agreement, the right to examine the books and records of Countrywide or the
Company (as such books and records relate to the prior period of servicing of the Mortgage Loans by the Company), indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by
Countrywide. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA#
121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2006-A #
50892300.

     6. Countrywide hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties in Section 3.01 of the
Purchase and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made by
Countrywide at and/or as of

the date hereof, (ii) the Mortgage Loans have been serviced in accordance with the terms of the Purchase and Servicing Agreement, (iii) that the Company has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the
Mortgage Loans and (iv) that any information provided by the Company on or before the date hereof to any of the parties hereto is true and correct.

     7. Countrywide hereby agrees to cooperate with BAFC, the Master Servicer and the Assignee to enable BAFC, the Master Servicer and the Securities
Administrator to fully comply with all Securities and Exchange Commission
("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named
"Banc of America Funding 2006-A Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's recently published rules regarding asset-backed securities (Release Nos. 33-8518; 34-50905; File No. S7-21-0433-8419) as set
forth in the Amendment Reg AB.

     8. Countrywide hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     9. In accordance with Sections 2.05 and 7.01 of the Purchase and Servicing
Agreement, the Assignor hereby instructs Countrywide, and Countrywide hereby agrees, to release from its custody and deliver the contents of the Collateral
File (as defined in the Purchase and Servicing Agreement) for each Mortgage Loan to U.S. Bank National Association, in its capacity as custodian under the
Pooling Agreement on or before the closing date of the related Pass-Through
Transfer (as defined in the Purchase and Servicing Agreement).

     10. Countrywide, BAFC and Assignee hereby agree to the following modifications to the Purchase and Servicing Agreement solely with respect to the
Mortgage Loans:

     a.   Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

          "A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage
          Loan (the amount of such shortfall will be deposited in the Custodial
          Account by Countrywide in the month of substitution); (ii) have a
          Mortgage Interest Rate not less than, and not more than two percent
          (2%) greater than, the Mortgage Interest Rate of the repurchased
          Mortgage Loan; (iii) have a remaining term to

          maturity not greater than and not more than one year less than that of the repurchased Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) be of the same type as the repurchased Mortgage Loan; (vi) have a Gross Margin not less than that of the repurchased Mortgage Loan; (vii) have the same
          Index as the repurchased Mortgage Loan; (viii) have a FICO score not less than that of the repurchased Mortgage Loan, (ix) have an LTV not greater than that of the repurchased Mortgage Loan; (x) have a credit grade not lower in quality than that of the repurchased Mortgage Loan and (xi) have the same lien status as the repurchased Mortgage Loan."

     b.   Section 5.01. The following is added as the second paragraph of
          Section 5.01:

          "With respect to any remittance received by the Purchaser or any master servicer after the Business Day on which such payment was due,
          Countrywide shall pay to the Purchaser or any master servicer interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus one percentage point, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by
          Countrywide to the Purchaser or any master servicer on the date such late payment is made and shall cover the period commencing with the day such remittance was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by Countrywide of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by Countrywide."

     c.   Section 5.02. The first paragraph of Section 5.02 is hereby modified to read as follows:

          "Not later than the fifth (5th) Business Day of each month,
          Countrywide shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit H-1, a monthly remittance advice in the form set forth in Exhibit H-2, and a realized loss report in the form set forth in Exhibit H-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date."

          The exhibits referenced in this Section 9(c) are attached to this
          Agreement on Exhibit B hereto.

          Section 7.01. Section 7.01(a)(i) is hereby modified by deleting "three
          (3) Business Days" and replacing it with "two (2) Business Days (but in no event later than the 20th day of the month)".

     11. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

         U.S. Bank National Association
         209 S. LaSalle Street, Suite 300
         Chicago, Illinois 60604
         Attention: Structured Finance Trust Services, BAFC 2006-A

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

         Bank of America, National Association
         214 North Tryon Street
         Charlotte, North Carolina 28255
         Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

         Banc of America Funding Corporation
         214 North Tryon Street
         Charlotte, North Carolina 28255
         Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        Assignor

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                        Title: Vice President

                                        U.S. Bank National Association, Assignee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                        Name: Melissa A. Rosal
                                        Title: Vice President

                                        Banc of America Funding Corporation

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                        Title: Senior Vice President

                                        Countrywide Home Loans, Inc.

                                        By: /s/ Monica Brudenell
                                            ------------------------------------
                                        Name: Monica Brudenell
                                        Title: First Vice President

                                        Countrywide Home Loans Servicing LP

                                        By: Countrywide GP, Inc., its general
                                            partner

                                            By: /s/ Monica Brudenell
                                                --------------------------------
                                            Name:  Monica Brudenell
                                            Title: First Vice President

   [BAFC 2006-A Countrywide Assignment, Assumption and Recognition Agreement]

Acknowledged and Agreed
as of the date first above written:

Wells Fargo Bank, N.A., as Master Servicer

By: /s/ Graham Oglesby
    ---------------------------------
Name: Graham Oglesby
Title: Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                       A-1

                                    EXHIBIT B

EXHIBIT H-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

-----------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                           DESCRIPTION                   DECIMAL    FORMAT COMMENT
-----------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR            A unique number assigned to a loan by the
                             Servicer. This may be different than the
                             LOAN_NBR
-----------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan
                             by the originator.
-----------------------------------------------------------------------------------------------------
CLIENT_NBR                   Servicer Client Number
-----------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR            Contains a unique number as assigned by an
                             external servicer to identify a group of
                             loans in their system.
-----------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME          First Name of the Borrower.
-----------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME           Last name of the borrower.
-----------------------------------------------------------------------------------------------------
PROP_ADDRESS                 Street Name and Number of Property
-----------------------------------------------------------------------------------------------------
PROP_STATE                   The state where the  property located.
-----------------------------------------------------------------------------------------------------
PROP_ZIP                     Zip code where the property is located.
-----------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date that the borrower's next payment               MM/DD/YYYY
                             is due to the servicer at the end of
                             processing cycle, as reported by Servicer.
-----------------------------------------------------------------------------------------------------
LOAN_TYPE                    Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE        The date a particular bankruptcy claim was              MM/DD/YYYY
                             filed.
-----------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE      The chapter under which the bankruptcy was
                             filed.
-----------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR          The case number assigned by the court to
                             the bankruptcy filing.
-----------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE       The payment due date once the bankruptcy                MM/DD/YYYY
                             has been approved by the courts
-----------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE   The Date The Loan Is Removed From                       MM/DD/YYYY
                             Bankruptcy. Either by Dismissal, Discharged
                             and/or a Motion For Relief Was Granted.
-----------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE           The Date The Loss Mitigation Was Approved               MM/DD/YYYY
                             By The Servicer
-----------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                The Type Of Loss Mitigation Approved For A
                             Loan Such As;
-----------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE       The Date The Loss Mitigation /Plan Is                   MM/DD/YYYY
                             Scheduled To End/Close
-----------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE       The Date The Loss Mitigation Is Actually                MM/DD/YYYY
                             Completed
-----------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE         The date DA Admin sends a letter to the                 MM/DD/YYYY
                             servicer with instructions to begin
                             foreclosure proceedings.
-----------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE       Date File Was Referred To Attorney to                   MM/DD/YYYY
                             Pursue Foreclosure
-----------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE             Notice of 1st legal filed by an Attorney in             MM/DD/YYYY
                             a Foreclosure Action
-----------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE    The date by which a foreclosure sale is                 MM/DD/YYYY
                             expected to occur.
-----------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE             The actual date of the foreclosure sale.                MM/DD/YYYY
-----------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT              The amount a property sold for at the            2      No commas(,) or
                             foreclosure sale.                                       dollar signs ($)
-----------------------------------------------------------------------------------------------------
EVICTION_START_DATE          The date the servicer initiates eviction of             MM/DD/YYYY
                             the borrower.
-----------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE      The date the court revokes legal possession             MM/DD/YYYY
                             of the property from the borrower.
-----------------------------------------------------------------------------------------------------
LIST_PRICE                   The price at which an REO property is            2      No commas(,) or
                             marketed.                                               dollar signs ($)
-----------------------------------------------------------------------------------------------------
LIST_DATE                    The date an REO property is listed at a                 MM/DD/YYYY
                             particular price.
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
OFFER_AMT                     The dollar value of an offer for an REO            2      No commas(,) or
                              property.                                                 dollar signs ($)
--------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME               The date an offer is received by DA Admin                 MM/DD/YYYY
                              or by the Servicer.
--------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE              The date the REO sale of the property is                  MM/DD/YYYY
                              scheduled to close.
--------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                 Classification of how the property is
                              occupied.
--------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.
--------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE          The date a  property inspection is                        MM/DD/YYYY
                              performed.
--------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                The date the appraisal was done.                          MM/DD/YYYY
--------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                 The current "as is" value of the property          2
                              based on brokers price opinion or appraisal.
--------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL             The amount the property would be worth if          2
                              repairs are completed pursuant to a
                              broker's price opinion or appraisal.
--------------------------------------------------------------------------------------------------------
IF APPLICABLE:
--------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan
--------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE            The circumstances which caused a borrower to
                              stop paying on a loan. Code indicates the
                              reason why the loan is in default for this
                              cycle.
--------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed                   MM/DD/YYYY
                              With Mortgage Insurance Company.
--------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                  No commas(,) or
                                                                                        dollar signs ($)
--------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed                 MM/DD/YYYY
                              Claim Payment
--------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On          2      No commas(,) or
                              Claim                                                     dollar signs ($)
--------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance                  MM/DD/YYYY
                              Company
--------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance          2      No commas(,) or
                              Company                                                   dollar signs ($)
--------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was                  MM/DD/YYYY
                              Issued By The Pool Insurer
--------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance             2      No commas(,) or
                              Company                                                   dollar signs ($)
--------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                  MM/DD/YYYY
--------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                   2      No commas(,) or
                                                                                        dollar signs ($)
--------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                    2      No commas(,) or
                                                                                        dollar signs ($)
--------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                  MM/DD/YYYY
--------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                   2      No commas(,) or
                                                                                        dollar signs ($)
--------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                    2      No commas(,) or
                                                                                        dollar signs ($)
--------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans                 MM/DD/YYYY
                              Admin
--------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim                   MM/DD/YYYY
                              Payment
--------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim            2      No commas(,) or
                                                                                        dollar signs ($)
--------------------------------------------------------------------------------------------------------

EXHIBIT H-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:
     o    ASUM- Approved Assumption

     o    BAP- Borrower Assistance Program

     o    CO- Charge Off

     o    DIL- Deed-in-Lieu

     o    FFA- Formal Forbearance Agreement

     o    MOD- Loan Modification

     o    PRE- Pre-Sale

     o    SS- Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown

EXHIBIT H-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

------------------------------------------------------------
DELINQUENCY CODE   DELINQUENCY DESCRIPTION
------------------------------------------------------------
       001         FNMA-Death of principal mortgagor
------------------------------------------------------------
       002         FNMA-Illness of principal mortgagor
------------------------------------------------------------
       003         FNMA-Illness of mortgagor's family member
------------------------------------------------------------
       004         FNMA-Death of mortgagor's family member
------------------------------------------------------------
       005         FNMA-Marital difficulties
------------------------------------------------------------
       006         FNMA-Curtailment of income
------------------------------------------------------------
       007         FNMA-Excessive Obligation
------------------------------------------------------------
       008         FNMA-Abandonment of property
------------------------------------------------------------
       009         FNMA-Distant employee transfer
------------------------------------------------------------
       011         FNMA-Property problem
------------------------------------------------------------
       012         FNMA-Inability to sell property
------------------------------------------------------------
       013         FNMA-Inability to rent property
------------------------------------------------------------
       014         FNMA-Military Service
------------------------------------------------------------
       015         FNMA-Other
------------------------------------------------------------
       016         FNMA-Unemployment
------------------------------------------------------------
       017         FNMA-Business failure
------------------------------------------------------------
       019         FNMA-Casualty loss
------------------------------------------------------------
       022         FNMA-Energy environment costs
------------------------------------------------------------
       023         FNMA-Servicing problems
------------------------------------------------------------
       026         FNMA-Payment adjustment
------------------------------------------------------------
       027         FNMA-Payment dispute
------------------------------------------------------------
       029         FNMA-Transfer of ownership pending
------------------------------------------------------------
       030         FNMA-Fraud
------------------------------------------------------------
       031         FNMA-Unable to contact borrower
------------------------------------------------------------
       INC         FNMA-Incarceration
------------------------------------------------------------

EXHIBIT H-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

-------------------------------------------------------------
   STATUS CODE     STATUS DESCRIPTION
-------------------------------------------------------------
       09          Forbearance
-------------------------------------------------------------
       17          Pre-foreclosure Sale Closing Plan Accepted
-------------------------------------------------------------
       24          Government Seizure
-------------------------------------------------------------
       26          Refinance
-------------------------------------------------------------
       27          Assumption
-------------------------------------------------------------
       28          Modification
-------------------------------------------------------------
       29          Charge-Off
-------------------------------------------------------------
       30          Third Party Sale
-------------------------------------------------------------
       31          Probate
-------------------------------------------------------------
       32          Military Indulgence
-------------------------------------------------------------
       43          Foreclosure Started
-------------------------------------------------------------
       44          Deed-in-Lieu Started
-------------------------------------------------------------
       49          Assignment Completed
-------------------------------------------------------------
       61          Second Lien Considerations
-------------------------------------------------------------
       62          Veteran's Affairs-No Bid
-------------------------------------------------------------
       63          Veteran's Affairs-Refund
-------------------------------------------------------------
       64          Veteran's Affairs-Buydown
-------------------------------------------------------------
       65          Chapter 7 Bankruptcy
-------------------------------------------------------------
       66          Chapter 11 Bankruptcy
-------------------------------------------------------------
       67          Chapter 13 Bankruptcy
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EXHIBIT H-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

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                                                                                                                 MAX
COLUMN NAME              DESCRIPTION                                 DECIMAL   FORMAT COMMENT                   SIZE
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SER_INVESTOR_NBR         A value assigned by the Servicer to                   Text up to 10 digits              20
                         define a group of loans.
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LOAN_NBR                 A unique identifier assigned to each loan             Text up to 10 digits              10
                         by the investor.
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SERVICER_LOAN_NBR        A unique number assigned to a loan by the             Text up to 10 digits              10
                         Servicer. This may be different than the
                         LOAN_NBR.
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BORROWER_NAME            The borrower name as received in the                  Maximum length of 30 (Last,       30
                         file. It is not separated by first and                First)
                         last name.
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SCHED_PAY_AMT            Scheduled monthly principal and scheduled      2      No commas(,) or dollar signs      11
                         interest payment that a borrower is                   ($)
                         expected to pay, P&I constant.
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NOTE_INT_RATE            The loan interest rate as reported by the      4      Max length of 6                    6
                         Servicer.
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NET_INT_RATE             The loan gross interest rate less the          4      Max length of 6                    6
                         service fee rate as reported by the
                         Servicer.
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SERV_FEE_RATE            The servicer's fee rate for a loan as          4      Max length of 6                    6
                         reported by the Servicer.
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SERV_FEE_AMT             The servicer's fee amount for a loan as        2      No commas(,) or dollar signs      11
                         reported by the Servicer.                             ($)
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NEW_PAY_AMT              The new loan payment amount as reported        2      No commas(,) or dollar signs      11
                         by the Servicer.                                      ($)
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NEW_LOAN_RATE            The new loan rate as reported by the           4      Max length of 6                    6
                         Servicer.
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ARM_INDEX_RATE           The index the Servicer is using to             4      Max length of 6                    6
                         calculate a forecasted rate.
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ACTL_BEG_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs      11
                         at the beginning of the processing cycle.             ($)
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ACTL_END_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs      11
                         at the end of the processing cycle.                   ($)
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BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle               MM/DD/YYYY                        10
                         that the borrower's next payment is due
                         to the Servicer, as reported by Servicer.
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SERV_CURT_AMT_1          The first curtailment amount to be             2      No commas(,) or dollar signs      11
                         applied.                                              ($)
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SERV_CURT_DATE_1         The curtailment date associated with the              MM/DD/YYYY                        10
                         first curtailment amount.
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CURT_ADJ_ AMT_1          The curtailment interest on the first          2      No commas(,) or dollar signs      11
                         curtailment amount, if applicable.                    ($)
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SERV_CURT_AMT_2          The second curtailment amount to be            2      No commas(,) or dollar signs      11
                         applied.                                              ($)
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SERV_CURT_DATE_2         The curtailment date associated with the              MM/DD/YYYY                        10
                         second curtailment amount.
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CURT_ADJ_ AMT_2          The curtailment interest on the second         2      No commas(,) or dollar signs      11
                         curtailment amount, if applicable.                    ($)
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SERV_CURT_AMT_3          The third curtailment amount to be             2      No commas(,) or dollar signs      11
                         applied.                                              ($)
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SERV_CURT_DATE_3         The curtailment date associated with the              MM/DD/YYYY                        10
                         third curtailment amount.
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CURT_ADJ_AMT_3           The curtailment interest on the third          2      No commas(,) or dollar signs      11
                         curtailment amount, if applicable.                    ($)
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PIF_AMT                  The loan "paid in full" amount as              2      No commas(,) or dollar signs      11
                         reported by the Servicer.                             ($)
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PIF_DATE                 The paid in full date as reported by the              MM/DD/YYYY                        10
                         Servicer.
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ACTION_CODE              The standard FNMA numeric code used to                Action Code Key:                   2
                         indicate the default/delinquent status of             15=Bankruptcy, 30=Foreclosure,
                         a particular loan.                                    60=PIF, 63=Substitution,
                                                                               65=Repurchase, 70=REO
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INT_ADJ_AMT              The amount of the interest adjustment as       2      No commas(,) or dollar signs      11
                         reported by the Servicer.                             ($)
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SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount,      2      No commas(,) or dollar signs      11
                         if applicable.                                        ($)
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NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if            2      No commas(,) or dollar signs      11
                         applicable.                                           ($)
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LOAN_LOSS_AMT            The amount the Servicer is passing as a        2      No commas(,) or dollar signs      11
                         loss, if applicable.                                  ($)
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SCHED_BEG_PRIN_BAL       The scheduled outstanding principal            2      No commas(,) or dollar signs      11
                         amount due at the beginning of the cycle              ($)
                         date to be passed through to investors.
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SCHED_END_PRIN_BAL       The scheduled principal balance due to         2      No commas(,) or dollar signs      11
                         investors at the end of a processing                  ($)
                         cycle.

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SCHED_PRIN_AMT           The scheduled principal amount as              2      No commas(,) or dollar signs      11
                         reported by the Servicer for the current              ($)
                         cycle -- only applicable for
                         Scheduled/Scheduled Loans.

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SCHED_NET_INT            The scheduled gross interest amount less       2      No commas(,) or dollar signs      11
                         the service fee amount for the current                ($)
                         cycle as reported by the Servicer -- only
                         applicable for Scheduled/Scheduled Loans.
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ACTL_PRIN_AMT            The actual principal amount collected by       2      No commas(,) or dollar signs      11
                         the Servicer for the current reporting                ($)
                         cycle -- only applicable for
                         Actual/Actual Loans.

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ACTL_NET_INT             The actual gross interest amount less the      2      No commas(,) or dollar signs      11
                         service fee amount for the current                    ($)
                         reporting cycle as reported by the
                         Servicer -- only applicable for
                         Actual/Actual Loans.
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PREPAY_PENALTY_ AMT      The penalty amount received when a             2      No commas(,) or dollar signs      11
                         borrower prepays on his loan as reported              ($)
                         by the Servicer.

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PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the          2      No commas(,) or dollar signs      11
                         loan waived by the servicer.                          ($)
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MOD_DATE                 The Effective Payment Date of the                     MM/DD/YYYY                        10
                         Modification for the loan.
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MOD_TYPE                 The Modification Type.                                Varchar - value can be alpha      30
                                                                               or numeric
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DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and          2      No commas(,) or dollar signs      11
                         interest advances made by Servicer.                   ($)
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EXHIBIT H-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

          The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.   The Actual Unpaid Principal Balance of the Mortgage Loan. For
     documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.   The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
     For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.   Accrued Servicing Fees based upon the Scheduled Principal Balance of the
     Mortgage Loan as calculated on a monthly basis. For documentation, an
     Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

13.  The total of lines 1 through 12.

Credits:

14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy
     Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy
     Deficiency should be input on line 20.

22.  The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

          Total Realized Loss (or Amount of Any Gain)

23.  The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT H-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  ____________________________                Date:  _______________
Phone: ___________________________________   Email Address:_____________________

     -----------------   -------------   ----------------
     Servicer Loan No.   Servicer Name   Servicer Address

     -----------------   -------------   ----------------

WELLS FARGO BANK, N.A. Loan No. _____________________________________________
Borrower's Name: ____________________________________________________________
Property Address: ___________________________________________________________
LIQUIDATION AND ACQUISITION EXPENSES:
(1) Actual Unpaid Principal Balance of Mortgage Loan   $___________________ (1)
(2) Interest accrued at Net Rate                       ____________________ (2)
(3) Accrued Servicing Fees                             ____________________ (3)
(4) Attorney's Fees                                    ____________________ (4)
(5) Taxes                                              ____________________ (5)
(6) Property Maintenance                               ____________________ (6)
(7) MI/Hazard Insurance Premiums                       ____________________ (7)
(8) Utility Expenses                                   ____________________ (8)
(9) Appraisal/BPO                                      ____________________ (9)
(10) Property Inspections                              ____________________ (10)
(11) FC Costs/Other Legal Expenses                     ____________________ (11)
(12) Other (itemize)                                   $___________________ (12)
     Cash for Keys _________________________________   ____________________
     HOA/Condo Fees ________________________________   ____________________
     _______________________________________________   ____________________
     _______________________________________________   ____________________
     TOTAL EXPENSES                                    $___________________ (13)
CREDITS:
(14) Escrow Balance                                    $___________________ (14)
(15) HIP Refund                                        ____________________ (15)
(16) Rental Receipts                                   ____________________ (16)
(17) Hazard Loss Proceeds                              ____________________ (17)
(18) Primary Mortgage Insurance Proceeds               ____________________ (18)
(19) Pool Insurance Proceeds                           ____________________ (19)

(20) Proceeds from Sale of Acquired Property           ____________________ (20)
(21) Other (itemize)                                   ____________________ (21)
     _______________________________________________   ____________________
     _______________________________________________   ____________________
     TOTAL CREDITS                                     $___________________ (22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                $___________________ (23)

                                   APPENDIX I

                        Purchase and Servicing Agreement

                                [Attached hereto]